                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to incorporation by reference in this Registration Statement of our report dated January 27, 1998, included in Alpha-Beta Technology, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.



                                                         /s/ ARTHUR ANDERSEN LLP






Boston, Massachusetts
November 12, 1998